UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 3, 2003

                Date of report (date of earliest event reported)

                              QUADRAMED CORPORATION

               (Exact Name of Registrant as Specified in Charter)

         Delaware                          0-21031                52-1992861
-----------------------------      ----------------------      ---------------
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
      Incorporation)                                         Identification No.)

              12110 Sunset Hills Road, Suite 600, Reston, VA 20190

                    (Address of Principal Executive Offices)

                                 (703) 709-2300

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former Name or Former address, if Changed Since Last Report)


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                                TABLE OF CONTENTS
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.2
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On October 23, 2003, QuadraMed Corporation received a written Demand Request from a Holder of Registrable Securities, pursuant to Section 2 of the Registration Rights Agreement (the "Agreement"), dated as of April 17, 2003, between QuadraMed Corporation, the investors listed on the signature pages thereto, and Philadelphia Brokerage Corporation. QuadraMed Corporation mailed a Request Notice to all Holders under the Agreement on November 3, 2003.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits
10.1* Registration Rights Agreement, dated April 17, 2003, between QuadraMed Corporation and the investors named therein

10.2              Request Notice to Holders, mailed November 3, 2003

* Previously filed with the SEC as Exhibit 4.5 to the Company's Current Report on Form 8-K on April 30, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2003

                                   QuadraMed Corporation
                                    /s/ John C. Wright
                                   ------------------------
                                   John C. Wright, Executive Vice President and
                                   Corporate Secretary
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                                  EXHIBIT INDEX

Exhibit No.                                  Description

10.1* Registration Rights Agreement, dated April 17, 2003, between QuadraMed Corporation, the investors listed on the signature pages thereto, and Philadelphia Brokerage Corporation

10.2            Request Notice to Holders, mailed November 3, 2003

               * Previously filed with the SEC as Exhibit 4.5 to the Company's Current Report on Form 8-K on April 30, 2003.